                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                              AMENDMENT NO. 1 TO

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported):  May 26, 1999

                                  Keane, Inc.
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

                                 Massachusetts
--------------------------------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)


              1-7516                                     04-243-7166
----------------------------------        --------------------------------------
    (Commission File Number)                (I.R.S. Employer Identification No.)

          TEN CITY SQUARE
       BOSTON, MASSACHUSETTS                                  02129
----------------------------------                         -----------
(Address of Principal Executive Offices)                    (Zip Code)

                                (617) 241-9200
--------------------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

This Amendment No. 1 on Form 8-K/A amends and restates Item 5 of the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 28, 1999 by Keane, Inc.

ITEM 5.   OTHER EVENTS.

     On May 26, 1999, the Registrant's Board of Directors authorized the Registrant to repurchase up to one million shares of its common stock over the next 12 months. The timing and amount of shares repurchased will be determined by the Registrant's management based on its evaluation of market and economic conditions.

     A copy of the press release announcing this repurchase program is attached as Exhibit 99.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.


                                    KEANE, INC.
                                    ------------
                                    (Registrant)



Date: June 18, 1999                 By:   /s/ John F. Keane, Jr.
                                        ---------------------------------
                                         John F. Keane, Jr.
                                         Executive Vice President